SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20509

                                   FORM 8-K

                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                May 16, 2006
                                ------------
                                Date of Report
                      (Date of Earliest Event Reported)

                           Autostrada Motors, Inc.
                           -----------------------
            (Exact Name of Registrant as Specified in its Charter)

       Utah                       000-51075              20-0919460
       ----                       ---------              ----------
(State or other juris-      (Commission File No.)       (IRS Employer
diction of incorporation)                                I.D. No.)

                           235 West 500 South
                        Salt Lake City, UT 84117
                        ------------------------
                   (Address of Principal Executive Offices)

                                (801)524-9500
                                -------------
                                Telephone No.

                            None/ Not Applicable
                            --------------------
                              (Former Address)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the

         Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the

         Exchange Act (17 CFR 240.13e-4(c))


Item 8.01   Other Events.

          Effective May 16, 2006, Autostrada Motors, Inc. (the "Company"), declared a dividend on the basis of eight shares for each one share owned by the Company's stockholders with a mandatory exchange of stock certificates being required to obtain the dividend, meaning that the dividend is essentially an eight for one forward split. For example, if you own 1,000 shares before the dividend, you would own 8,000 shares after the dividend. In connection with the dividend, the Company was assigned the following Cusip
Number: 05334C 20 8. Additionally, the Company was also assigned the following new symbol by the National Association of Securities Dealers ("NASD"): ASDA.

          All stockholders are advised that there is no need to send in their respective stock certificate(s) and incur the transfer agent's $20 fee to receive the dividend until they wish to dispose of their respective shares; customarily, no fees are charged by a broker/dealer for transfer fees when stock certificates are deposited with a broker/dealer because the broker/dealer usually transfers the stock certificates that it receives to its Depository Trust Company account, as a matter of course. This may allow stockholders to avoid the transfer fees that are required on a mandatory exchange of stock certificates dividend, now and in the future. The Company's records will reflect that the dividend is due to be paid on each current stock certificate number(s) and that the Cusip Number that appears on the stockholders' current stock certificate(s) will entitle each stockholder to the new post-dividend shares or any future capital adjustments that are made while retaining possession of their respective stock certificate(s); however, if the stockholders purchase or sell shares in the Company after May 16, 2006, they will be buying or selling post-dividend shares.

          If any stockholder desires to transfer their respective shares at this time, they are advised to (i) forward their respective stock certificates to Interwest Stock Transfer Company ("Interwest"), our transfer and registrar agent, whose address is 1981 East Murray-Holladay Blvd., P. O. Box 17136, Salt Lake City, Utah 84117, Salt Lake City, Utah 84111; (ii) include a required transfer fee of $20 per each free-trading stock certificate tendered, and $75 per each stock certificate that is imprinted with a "restricted" legend, that must be paid by the stockholder to Interwest; and (iii) that no signature or Medallion signature guarantee will be required on any stock certificate where the stock certificate being tendered is being transferred into the same name.

                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Autostrada Motors, Inc.


Date:
     --------                    ------------------------
                                 Stephen R. Fry
                                 President and Director